UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025

MATCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34148	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX 75231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Operating Officer Appointment
On February 28, 2025, Hesam Hosseini was appointed as the Chief Operating Officer of Match Group, Inc. (the “Company”), effective April 1, 2025 (the “Effective Date”), in addition to his current role as the Company’s Chief Executive Officer, Evergreen & Emerging Brands.
Mr. Hosseini, age 40, has served as the Company’s Chief Executive Officer, Evergreen & Emerging Brands, since February 2023. Prior to that, he held various positions with the Company since February 2013, including Chief Executive Officer, Match and Match Affinity, from December 2017 to February 2023; Chief Executive Officer, PlentyOfFish, from January 2016 to December 2017; and General Manager, New Initiatives, from February 2013 to January 2016. Mr. Hosseini began his career serving as a Business Analyst for McKinsey & Company. He received a BBA from The University of Western Ontario.
There are no arrangements or understandings between Mr. Hosseini and any other person pursuant to which Mr. Hosseini was selected as an officer. There are no transactions in which Mr. Hosseini has an interest requiring disclosure under Item 404(a) of Regulation S-K.
In connection with the appointment of Mr. Hosseini as the Company’s Chief Operating Officer, the Company entered into an employment agreement with Mr. Hosseini (the “Hosseini Employment Agreement”), which will take effect on the Effective Date. The material terms and conditions of the Hosseini Employment Agreement are summarized below. Unless otherwise specified, capitalized terms used but not defined below shall have the meanings set forth in the Hosseini Employment Agreement.
The Hosseini Employment Agreement has a scheduled term of one year from the Effective Date and provides for automatic renewals for successive one-year terms absent written notice from the Company or Mr. Hosseini. The Hosseini Employment Agreement provides that, during the term, Mr. Hosseini will be eligible to receive (i) an annual base salary of $635,000, (ii) discretionary annual cash bonuses based on achievement of performance goals targeted at 150% of Mr. Hosseini’s annual base salary, (iii) equity awards as determined from time to time and (iv) customary health and retirement benefits.
In the event Mr. Hosseini’s employment is terminated by the Company without Cause (other than by reason of death or disability), due to the Company’s Non-Renewal of the employment term, or by Mr. Hosseini for Good Reason (a “Qualifying Termination”), in any case after the Effective Date, subject to his execution and non-revocation of a release and compliance with the post-termination covenants described below, Mr. Hosseini will be entitled to:
•salary continuation for 12 months from the date of such Qualifying Termination, payable in equal installments;
•a payment equal to his target annual bonus prorated based on the number of days employed during the fiscal year;

•accelerated vesting of the portion of any outstanding and unvested equity awards that would have vested through the first anniversary of the date of such Qualifying Termination, provided that any equity awards that are subject to outstanding and unsatisfied performance conditions shall vest only to the extent such performance conditions are satisfied on or prior to the first anniversary of the date of termination; and
•Company-paid coverage under the Company’s group health plan or monthly payments necessary to cover the full premiums for continued coverage under the Company’s plan through COBRA, which payments will be grossed up for applicable taxes, for up to 12 months following the date of such Qualifying Termination (but ceasing once equivalent employer-paid coverage is otherwise available to Mr. Hosseini).
Pursuant to the Hosseini Employment Agreement, Mr. Hosseini is bound by covenants not to compete with the Company and not to solicit Company employees or business partners during the term of his employment and for 12 months thereafter. Mr. Hosseini has also agreed not to use or disclose any confidential information of the Company or its affiliates and to be bound by customary covenants relating to proprietary rights and the related assignment of such rights.
This description is qualified in its entirety by reference to the full text of the Hosseini Employment Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
President Resignation
On February 28, 2025, Gary Swidler, the Company’s President, gave notice to the Company of his intention to terminate his employment with the Company effective as of July 4, 2025. On March 1, 2025, the Company and Mr. Swidler entered into a third amendment (the “Amendment”) to the Amended and Restated Employment Agreement between the Company and Mr. Swidler, dated as of June 9, 2022 (as amended, the “Swidler Employment Agreement”), pursuant to which he will step down from his position as President of the Company on April 1, 2025, following which he will continue to serve as an employee advisor to the Company until July 4, 2025. The other terms and conditions of the Swidler Employment Agreement remain unchanged.
The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The Swidler Employment Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 10, 2022, the first amendment thereto was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 26, 2023, and the second amendment thereto was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 7, 2024.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement between Match Group, Inc. and Hesam Hosseini, dated effective April 1, 2025.
10.2	Third Amendment to the Amended and Restated Employment Agreement between Match Group, Inc. and Gary Swidler, dated March 1, 2025.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Sean Edgett
Sean Edgett
Chief Legal Officer and Secretary

Date: March 3, 2025